Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Second Quarter 2023 Results
Broadband revenue up 20% and Video SaaS revenue up 58% year over year
SAN JOSE, California, July 31, 2023 - Harmonic Inc. (NASDAQ: HLIT) today announced its unaudited results for the second quarter of 2023.
“While we achieved double digit year over year Broadband and Video SaaS revenue growth and strong gross margins for the second quarter, we experienced hardware sales delays across our business segments resulting in total revenue that was below our expectations," said Patrick Harshman, president and chief executive officer of Harmonic. "Despite these short-term headwinds, we have the largest backlog in our Company's history and our operating model continued to deliver solid profitability. The strength of our market position was reinforced by several new customer wins which further supports our multi-year growth plan.”
Q2 Financial and Business Highlights
Financial
•Revenue: $156.0 million, down 1% year over year
◦Broadband segment revenue: $97.1 million, up 20% year over year
◦Video segment revenue: $58.9 million, compared to $76.2 million in the prior year period
•Gross margin: GAAP 54.5% and non-GAAP 54.7%, compared to GAAP 52.3% and non-GAAP 52.8% in the year ago period
◦Broadband segment gross margin: 50.5% compared to 43.0% in the year ago period
◦Video segment gross margin: 61.7% compared to 63.2% in the year ago period
•Operating income: GAAP income $10.0 million and non-GAAP income $18.2 million, compared to GAAP income $15.1 million and non-GAAP income $21.4 million in the year ago period
•Net income: GAAP net income $1.6 million and non-GAAP net income of $14.0 million, compared to GAAP net income $14.8 million and non-GAAP net income $17.6 million in the year ago period
•Adjusted EBITDA: $21.1 million income compared to $24.3 million income in the year ago period
•EPS: GAAP net income per share of $0.01 and non-GAAP net income per share of $0.12, compared to GAAP net income per share of $0.14 and non-GAAP net income per share of $0.16 in the year ago period
•Cash: $71.0 million, down $50.8 million year over year
Business
•CableOS® solution commercially deployed with 98 customers, serving 21.0 million cable modems, and initial orders received from two new Tier 1 customers
•Recognized for the first time as the "cable broadband equipment" market share leader, by the most recent Dell'Oro Group1 report
•Signed a follow-on multi-year software contract with an existing Tier 1 customer
•Live sports streaming SaaS expansions and new wins drove 58.3% Video SaaS revenue growth year over year
1 Dell'Oro Group 1Q23 Broadband Access and Home Networking Quarterly Reports

Select Financial Information

	GAAP			Non-GAAP
Key Financial Results	Q2 2023	Q1 2023	Q2 2022	Q2 2023	Q1 2023	Q2 2022
	(Unaudited, in millions, except per share data)
Net revenue	$156.0	$157.6	$157.4	$156.0	$157.6	$157.4
Net income	$1.6	$5.1	$14.8	$14.0	$14.3	$17.6
EPS	$0.01	$0.04	$0.14	$0.12	$0.12	$0.16

Other Financial Information				Q2 2023	Q1 2023	Q2 2022
				(Unaudited, in millions)
Adjusted EBITDA for the quarter				$21.1	$21.4	$24.3
Bookings for the quarter				$194.7	$325.5	$140.9
Backlog and deferred revenue as of quarter end				$663.8	$623.5	$477.8
Cash and cash equivalents as of quarter end				$71.0	$90.9	$121.8
Explanations regarding our use of non-GAAP financial measures and related definitions, and reconciliations of our GAAP and non-GAAP measures, are provided in the sections below entitled “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations”.
Financial Guidance

	Q3 2023 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Adjustments (2)	Total GAAP	Video	Broadband	Adjustments (2)	Total GAAP
Net revenue	$55	$70	$—	$125	$60	$80	$—	$140
Gross margin %	59.5%	42.5%	(0.6)%	49.4%	60.5%	43.5%	(0.5)%	50.3%
Gross profit	$33	$30	$(1)	$62	$36	$35	$(1)	$70
Operating expenses	$35	$30	$8	$73	$36	$31	$8	$75
Operating loss	$(2)	$—	$(9)	$(11)	$—	$4	$(9)	$(5)
Tax rate (3)				67%				67%
EPS (3)				$(0.04)				$(0.02)
Shares (3)				112.0				112.0
Cash (3)				$80				$90
(1) Components may not sum to total due to rounding.
(2) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	2023 GAAP Financial Guidance (1)
	Low				High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Adjustments (2)	Total GAAP	Video	Broadband	Adjustments (2)	Total GAAP
Net revenue	$235	$385	$—	$620	$250	$410	$—	$660
Gross margin %	60.0%	47.0%	(0.4)%	51.5%	61.0%	48.0%	(0.4)%	52.5%
Gross profit	$141	$181	$(3)	$319	$153	$197	$(3)	$347
Operating expenses	$140	$122	$29	$291	$143	$125	$29	$297
Operating income	$1	$59	$(31)	$29	$10	$72	$(31)	$51
Tax rate (3)				67%				67%
EPS (3)				$0.08				$0.13
Shares (3)				119.2				119.2
Cash (3)				$80				$95
(1) Components may not sum to total due to rounding.
(2) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
(3) The guidance is provided at the total company level and not by segment.

	Q3 2023 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Total	Video	Broadband	Total
Net revenue	$55	$70	$125	$60	$80	$140
Gross margin %	59.5%	42.5%	50.0%	60.5%	43.5%	50.8%
Gross profit	$33	$30	$63	$36	$35	$71
Operating expenses	$35	$30	$65	$36	$31	$67
Adjusted EBITDA	$(1)	$1	$—	$2	$6	$8
Tax rate (2)			20%			20%
EPS (2)			$(0.02)			$0.02
Shares (2)			112.0			119.8
Cash (2)			$80			$90
(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

	2023 Non-GAAP Financial Guidance (1)
	Low			High
(Unaudited, in millions, except percentages and per share data)	Video	Broadband	Total	Video	Broadband	Total
Net revenue	$235	$385	$620	$250	$410	$660
Gross margin %	60.0%	47.0%	51.9%	61.0%	48.0%	52.9%
Gross profit	$141	$181	$322	$153	$197	$350
Operating expenses	$140	$122	$262	$143	$125	$268
Adjusted EBITDA	$6	$65	$71	$15	$78	$93
Tax rate (2)			20%			20%
EPS (2)			$0.38			$0.52
Shares (2)			119.2			119.2
Cash (2)			$80			$95

(1) Refer to “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below. Components may not sum to total due to rounding.
(2) The guidance is provided at the total company level and not by segment.

Conference Call Information
Harmonic will host a conference call to discuss its financial results at 2:00 p.m. PT (5:00 p.m. ET) on Monday, July 31, 2023. The live webcast will be available on the Harmonic Investor Relations website at http://investor.harmonicinc.com. To participate via telephone, please register in advance using this link, https://register.vevent.com/register/BI455acac6063542fb837fd89bddfb1d84. A replay will be available after 5:00 p.m. PT on the same web site.
About Harmonic Inc.
Harmonic (NASDAQ: HLIT), the worldwide leader in virtualized broadband and video delivery solutions, enables media companies and service providers to deliver ultra-high-quality video streaming and broadcast services to consumers globally. The company revolutionized broadband networking via the industry’s first virtualized broadband solution, enabling cable operators to more flexibly deploy gigabit internet service to consumers’ homes and mobile devices. Whether simplifying OTT video delivery via innovative cloud and software platforms, or powering the delivery of gigabit internet cable services, Harmonic is changing the way media companies and service providers monetize live and on-demand content on every screen. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: net revenue, gross margins, operating expenses, operating income (loss), Adjusted EBITDA, tax expense and tax rate, EPS and cash. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include, in no particular order, the following: the market and technology trends underlying our Video and Broadband businesses will not continue to develop in their current direction or pace; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the impact of general economic conditions on our sales and operations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite, telco, broadcast and media industries; customer concentration and consolidation; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations; exchange rate fluctuations of the currencies in which we conduct business; risks associated with our CableOS and VOS product solutions; dependence on various video and broadband industry trends; inventory management; the lack of timely availability or the impact of increases in the prices of parts or raw materials necessary to produce our products; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; and the effect on our business of natural disasters. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2022, our most recent Quarterly Report on Form 10-Q and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.
Use of Non-GAAP Financial Measures
The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP” or referred to herein as “reported”). However, management believes that certain non-GAAP financial measures provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business, establish operating budgets, set internal measurement targets and make operating decisions.
These non-GAAP measures are not in accordance with, or an alternative for, measures prepared in accordance with generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Harmonic's results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate Harmonic's results of operations in conjunction with the corresponding GAAP measures.

The Company believes that the presentation of non-GAAP measures, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors and management regarding financial and business trends relating to its financial condition and its historical and projected results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP.
The non-GAAP measures presented here are: Gross profit, operating expenses, income (loss) from operations, non-operating expenses and net income (loss) (including those amounts as a percentage of revenue), Adjusted EBITDA and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures.
Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:
Stock-based compensation - Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. We believe that management is limited in its ability to project the impact stock-based compensation would have on our operating results. In addition, for comparability purposes, we believe it is useful to provide a non-GAAP financial measure that excludes stock-based compensation in order to better understand the long-term performance of our core business and to facilitate the comparison of our results to the results of our peer companies.
Restructuring and related charges - Harmonic from time to time incurs restructuring charges which primarily consist of employee severance, one-time termination benefits related to the reduction of its workforce, lease exit costs, and other costs. These charges are associated with material business shifts. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Non-cash interest expense and other expenses related to convertible notes and other debt - We record the amortization of issuance costs as non-cash interest expense. We believe that excluding these costs provides meaningful supplemental information regarding operational performance and liquidity, along with enhancing investors’ ability to view the Company’s results from management’s perspective. In addition, we believe excluding these costs from the non-GAAP measures facilitates comparisons to our historical operating results and comparisons to peer company operating results.
Gain and losses on equity investments - We exclude the gain and losses from the sale of our equity investments in calculating our non-GAAP financial measures. We exclude these items because we do not believe they are reflective of our ongoing long-term business and operating results.
Discrete tax items and tax effect of non-GAAP adjustments - The income tax effect of non-GAAP adjustments relates to the tax effect of the adjustments that we incorporate into non-GAAP financial measures in order to provide a more meaningful measure of non-GAAP net income.
Depreciation - Depreciation expense, along with interest, tax and stock-based compensation expense, and restructuring charges, is excluded from Adjusted EBITDA because we do not believe depreciation and the other items relate to the ordinary course of our business or are reflective of our underlying business performance.
Non-recurring advisory fees - There were non-recurring costs that we excluded from non-GAAP results relating to professional accounting, tax and legal fees associated with strategic corporate initiatives, including assessing corporate structure and organization, as we seek to optimize value for our business.
CONTACTS:

Walter Jankovic	David Hanover
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.490.6152	+1.212.896.1220

Harmonic Inc.
Preliminary Condensed Consolidated Balance Sheets
(Unaudited, in thousands, except per share data)

	June 30, 2023	December 31, 2022
ASSETS
Current assets:
Cash and cash equivalents	$71,031	$89,586
Accounts receivable, net	119,203	108,427
Inventories	113,587	120,949
Prepaid expenses and other current assets	27,695	26,337
Total current assets	331,516	345,299
Property and equipment, net	37,626	39,814
Operating lease right-of-use assets	23,138	25,469
Goodwill	238,709	237,739
Other non-current assets	59,363	61,697
Total assets	$690,352	$710,018

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Convertible debt, current	$114,428	$113,981
Other debts, current	4,851	4,756
Accounts payable	37,108	67,455
Deferred revenue	66,218	62,383
Operating lease liabilities, current	6,624	6,773
Other current liabilities	58,460	66,724
Total current liabilities	287,689	322,072
Other debts, non-current	10,539	11,161
Operating lease liabilities, non-current	21,557	24,110
Other non-current liabilities	27,766	28,169
Total liabilities	347,551	385,512

Stockholders’ equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 111,584 and 109,871 shares issued and outstanding at June 30, 2023 and December 31, 2022, respectively	112	110
Additional paid-in capital	2,389,573	2,380,651
Accumulated deficit	(2,039,921)	(2,046,569)
Accumulated other comprehensive loss	(6,963)	(9,686)
Total stockholders’ equity	342,801	324,506
Total liabilities and stockholders’ equity	$690,352	$710,018

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30, 2023	July 1, 2022	June 30, 2023	July 1, 2022
Revenue:
Appliance and integration	$111,127	$121,868	$225,921	$234,852
SaaS and service	44,836	35,578	87,691	70,033
Total net revenue	155,963	157,446	313,612	304,885
Cost of revenue:
Appliance and integration	57,437	62,341	117,185	128,723
SaaS and service	13,586	12,704	27,433	24,579
Total cost of revenue	71,023	75,045	144,618	153,302
Total gross profit	84,940	82,401	168,994	151,583
Operating expenses:
Research and development	32,205	29,920	65,714	58,753
Selling, general and administrative	42,773	36,768	82,055	73,411
Restructuring and related charges	—	631	83	1,801
Total operating expenses	74,978	67,319	147,852	133,965
Income from operations	9,962	15,082	21,142	17,618
Interest expense, net	(800)	(1,394)	(1,506)	(2,827)
Other income (expense), net	(136)	4,274	(429)	4,336
Income before income taxes	9,026	17,962	19,207	19,127
Provision for income taxes	7,471	3,122	12,559	5,816
Net income	$1,555	$14,840	$6,648	$13,311

Net income per share:
Basic	$0.01	$0.14	$0.06	$0.13
Diluted	$0.01	$0.14	$0.06	$0.12
Weighted average shares outstanding:
Basic	111,462	104,630	111,130	104,312
Diluted	119,255	108,984	118,508	109,774

Harmonic Inc.
Preliminary Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six Months Ended
	June 30, 2023	July 1, 2022
Cash flows from operating activities:
Net income	$6,648	$13,311
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation	6,089	6,128
Stock-based compensation	13,483	13,161
Amortization of convertible debt discount	447	596
Amortization of warrant	870	863
Foreign currency remeasurement	991	(1,680)
Deferred income taxes, net	1,321	1,401
Provision for expected credit losses and returns	1,121	1,648
Provision for excess and obsolete inventories	3,383	3,805
Gain on sale of investment in equity securities	—	(4,370)
Other adjustments	(25)	338
Changes in operating assets and liabilities:
Accounts receivable	(11,513)	(21,386)
Inventories	6,894	(15,429)
Other assets	2,060	(1,367)
Accounts payable	(30,527)	(23,355)
Deferred revenues	1,223	16,393
Other liabilities	(12,717)	4,287
Net cash used in operating activities	(10,252)	(5,656)
Cash flows from investing activities:
Proceeds from sale of investment	—	7,962
Purchases of property and equipment	(3,833)	(5,504)
Net cash provided by (used in) investing activities	(3,833)	2,458
Cash flows from financing activities:
Repurchase of common stock	—	(5,013)
Proceeds from other debts	3,829	3,499
Repayment of other debts	(4,721)	(4,393)
Proceeds from common stock issued to employees	3,084	6,130
Taxes paid related to net share settlement of equity awards	(7,643)	(3,083)
Net cash used in financing activities	(5,451)	(2,860)
Effect of exchange rate changes on cash and cash equivalents	981	(5,554)
Net decrease in cash and cash equivalents	(18,555)	(11,612)
Cash and cash equivalents at beginning of period	89,586	133,431
Cash and cash equivalents at end of period	$71,031	$121,819

Harmonic Inc.
Preliminary GAAP Revenue Information
(Unaudited, in thousands, except percentages)

	Three Months Ended
	June 30, 2023		March 31, 2023		July 1, 2022
Geography
Americas	$111,407	72%	$115,666	73%	$117,607	75%
EMEA	36,242	23%	32,941	21%	29,699	19%
APAC	8,314	5%	9,042	6%	10,140	6%
Total	$155,963	100%	$157,649	100%	$157,446	100%

Market
Service Provider	$108,703	70%	$117,989	75%	$98,551	63%
Broadcast and Media	47,260	30%	39,660	25%	58,895	37%
Total	$155,963	100%	$157,649	100%	$157,446	100%

			Six Months Ended
			June 30, 2023		July 1, 2022
Geography
Americas			$227,073	72%	$220,764	72%
EMEA			69,183	22%	65,401	22%
APAC			17,356	6%	18,720	6%
Total			$313,612	100%	$304,885	100%

Market
Service Provider			$226,692	72%	$191,072	63%
Broadcast and Media			86,920	28%	113,813	37%
Total			$313,612	100%	$304,885	100%

Harmonic Inc.
Preliminary Segment Information
(Unaudited, in thousands, except percentages)

	Three Months Ended June 30, 2023
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$58,867	$97,096	$155,963	$—	$155,963
Gross profit	36,303	49,076	85,379	(439)	84,940
Gross margin %	61.7%	50.5%	54.7%		54.5%
Adjusted EBITDA(2)	1,426	19,653	21,079	(19,524)	1,555
Adjusted EBITDA margin %	2.4%	20.2%	13.5%		1.0%

	Three Months Ended March 31, 2023
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$57,298	$100,351	$157,649	$—	$157,649
Gross profit	34,614	50,290	84,904	(850)	84,054
Gross margin %	60.4%	50.1%	53.9%		53.3%
Adjusted EBITDA(2)	(162)	21,586	21,424	(16,331)	5,093
Adjusted EBITDA margin %	(0.3)%	21.5%	13.6%		3.2%

	Three Months Ended July 1, 2022
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$76,215	$81,231	$157,446	$—	$157,446
Gross profit	48,136	34,936	83,072	(671)	82,401
Gross margin %	63.2%	43.0%	52.8%		52.3%
Adjusted EBITDA(2)	12,749	11,595	24,344	(9,504)	14,840
Adjusted EBITDA margin %	16.7%	14.3%	15.5%		9.4%

	Six Months Ended June 30, 2023
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$116,165	$197,447	$313,612	$—	$313,612
Gross profit	70,917	99,366	170,283	(1,289)	168,994
Gross margin %	61.0%	50.3%	54.3%		53.9%
Adjusted EBITDA(2)	1,264	41,239	42,503	(35,855)	6,648
Adjusted EBITDA margin %	1.1%	20.9%	13.6%		2.1%

	Six Months Ended July 1, 2022
	Video	Broadband	Total Segment Measures (non-GAAP)	Adjustments (1)	Consolidated GAAP Measures
Net revenue	$142,057	$162,828	$304,885	$—	$304,885
Gross profit	86,820	65,947	152,767	(1,184)	151,583
Gross margin %	61.1%	40.5%	50.1%		49.7%
Adjusted EBITDA(2)	17,550	21,245	38,795	(25,484)	13,311
Adjusted EBITDA margin %	12.4%	13.0%	12.7%		4.4%
(1) Refer to “Use of Non-GAAP Financial Measures” above and “GAAP to Non-GAAP Reconciliations” below.
(2) Adjusted EBITDA is a Non-GAAP financial measure. Refer to “Preliminary Adjusted EBITDA Reconciliation” below for a reconciliation to the most comparable GAAP measure.

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three Months Ended June 30, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$155,963	$84,940	$74,978	$9,962	$(936)	$1,555
Stock-based compensation	—	439	(5,620)	6,059	—	6,059
Restructuring and related charges	—	—	—	—	—	—
Non-recurring advisory fees	—	—	(2,135)	2,135	—	2,135
Non-cash interest and other expenses related to convertible notes	—	—	—	—	223	223
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	3,982
Total adjustments	—	439	(7,755)	8,194	223	12,399
Non-GAAP	$155,963	$85,379	$67,223	$18,156	$(713)	$13,954
As a % of revenue (GAAP)		54.5%	48.1%	6.4%	(0.6)%	1.0%
As a % of revenue (Non-GAAP)		54.7%	43.1%	11.6%	(0.5)%	8.9%
Diluted net income per share:
GAAP						$0.01
Non-GAAP						$0.12
Shares used in per share calculation:
GAAP and Non-GAAP						119,255

	Three Months Ended March 31, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$157,649	$84,054	$72,874	$11,180	$(999)	$5,093
Stock-based compensation	—	850	(6,574)	7,424	—	7,424
Restructuring and related charges	—	—	(83)	83	—	83
Non-cash interest and other expenses related to convertible notes	—	—	—	—	223	223
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,506
Total adjustments	—	850	(6,657)	7,507	223	9,236
Non-GAAP	$157,649	$84,904	$66,217	$18,687	$(776)	$14,329
As a % of revenue (GAAP)		53.3%	46.2%	7.1%	(0.6)%	3.2%
As a % of revenue (Non-GAAP)		53.9%	42.0%	11.9%	(0.5)%	9.1%
Diluted net income per share:
GAAP						$0.04
Non-GAAP						$0.12
Shares used in per share calculation:
GAAP and Non-GAAP						117,758

	Three Months Ended July 1, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Income (Expense), net	Net Income
GAAP	$157,446	$82,401	$67,319	$15,082	$2,880	$14,840
Stock-based compensation	—	557	(5,018)	5,575	—	5,575
Restructuring and related charges	—	114	(631)	745	—	745
Gain on sale of equity investment	—	—	—	—	(4,349)	(4,349)
Non-cash interest and other expenses related to convertible notes	—	—	—	—	299	299
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	492
Total adjustments	—	671	(5,649)	6,320	(4,050)	2,762
Non-GAAP	$157,446	$83,072	$61,670	$21,402	$(1,170)	$17,602
As a % of revenue (GAAP)		52.3%	42.8%	9.6%	1.8%	9.4%
As a % of revenue (Non-GAAP)		52.8%	39.2%	13.6%	(0.7)%	11.2%
Diluted net income per share:
GAAP						$0.14
Non-GAAP						$0.16
Shares used in per share calculation:
GAAP and Non-GAAP						108,984

	Six Months Ended June 30, 2023
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Expense, net	Net Income
GAAP	$313,612	$168,994	$147,852	$21,142	$(1,935)	$6,648
Stock-based compensation	—	1,289	(12,194)	13,483	—	13,483
Restructuring and related charges	—	—	(83)	83	—	83
Non-recurring advisory fees	—	—	(2,135)	2,135	—	2,135
Non-cash interest and other expenses related to convertible notes	—	—	—	—	446	446
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	5,488
Total adjustments	—	1,289	(14,412)	15,701	446	21,635
Non-GAAP	$313,612	$170,283	$133,440	$36,843	$(1,489)	$28,283
As a % of revenue (GAAP)		53.9%	47.1%	6.7%	(0.6)%	2.1%
As a % of revenue (Non-GAAP)		54.3%	42.5%	11.7%	(0.5)%	9.0%
Diluted net income per share:
GAAP						$0.06
Non-GAAP						$0.24
Shares used in per share calculation:
GAAP and Non-GAAP						118,508

	Six Months Ended July 1, 2022
	Revenue	Gross Profit	Total Operating Expense	Income from Operations	Total Non-operating Income (Expense), net	Net Income
GAAP	$304,885	$151,583	$133,965	$17,618	$1,509	$13,311
Stock-based compensation	—	1,084	(12,077)	13,161	—	13,161
Restructuring and related charges	—	100	(1,801)	1,901	—	1,901
Gain on sale of equity investment	—	—	—	—	(4,349)	(4,349)
Non-cash interest and other expenses related to convertible notes	—	—	—	—	596	596
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	—	—	1,859
Total adjustments	—	1,184	(13,878)	15,062	(3,753)	13,168
Non-GAAP	$304,885	$152,767	$120,087	$32,680	$(2,244)	$26,479
As a % of revenue (GAAP)		49.7%	43.9%	5.8%	0.5%	4.4%
As a % of revenue (Non-GAAP)		50.1%	39.4%	10.7%	(0.7)%	8.7%
Diluted net income per share:
GAAP						$0.12
Non-GAAP						$0.24
Shares used in per share calculation:
GAAP and Non-GAAP						109,774

Harmonic Inc.
Preliminary Adjusted EBITDA Reconciliation (Unaudited)
(In thousands)

	Three Months Ended
	June 30, 2023	March 31, 2023	July 1, 2022
Net income - GAAP	$1,555	$5,093	$14,840
Provision for income taxes	7,471	5,088	3,122
Interest expense, net	800	706	1,394
Depreciation	3,059	3,030	3,017
EBITDA	12,885	13,917	22,373

Adjustments
Stock-based compensation	6,059	7,424	5,575
Restructuring and related charges	—	83	745
Non-recurring advisory fees	2,135	—	—
Gain on sale of equity investment	—	—	(4,349)
Adjusted EBITDA	$21,079	$21,424	$24,344

	Six Months Ended
	June 30, 2023	July 1, 2022
Net income - GAAP	$6,648	$13,311
Provision for income taxes	12,559	5,816
Interest expense, net	1,506	2,827
Depreciation	6,089	6,128
EBITDA	26,802	28,082

Adjustments
Stock-based compensation	13,483	13,161
Restructuring and related charges	83	1,901
Non-recurring advisory fees	2,135	—
Gain on sale of equity investment	—	(4,349)
Adjusted EBITDA	$42,503	$38,795

Harmonic Inc.
GAAP to Non-GAAP Reconciliations on Financial Guidance (Unaudited)
(In millions, except percentages and per share data)

	Q3 2023 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Net Income (Loss)
GAAP	$125	to	$140	$62	to	$70	$73	to	$75	$(4)	to	$(2)
Stock-based compensation expense	—			1			(7)			8
Restructuring and related charges	—			—			(1)			1
Tax effect of non-GAAP adjustments	—			—			—			(8)	to	(4)
Total adjustments	—			1			(8)			1	to	5
Non-GAAP	$125	to	$140	$63	to	$71	$65	to	$67	$(3)	to	$3
As a % of revenue (GAAP)				49.4%	to	50.3%	58.4%	to	53.6%	(3.2)%	to	(1.4)%
As a % of revenue (Non-GAAP)				50.0%	to	50.8%	52.0%	to	47.9%	(2.1)%	to	1.9%
Diluted net income (loss) per share:
GAAP										$(0.04)	to	$(0.02)
Non-GAAP										$(0.02)	to	$0.02
Shares used in per share calculation:
GAAP										112.0	to	112.0
Non-GAAP										112.0	to	119.8
(1) Components may not sum to total due to rounding.

	2023 Financial Guidance (1)
	Revenue			Gross Profit			Total Operating Expense			Net Income
GAAP	$620	to	$660	$319	to	$347	$291	to	$297	$9	to	$16
Stock-based compensation expense	—			3			(25)			28
Restructuring and related charges	—			—			(2)			2
Non-recurring advisory fees	—			—			(2)			2
Non-cash interest and other expenses related to convertible notes	—			—			—			1
Gain on sale of equity investment	—			—			—			(3)
Tax effect of non-GAAP adjustments	—			—			—			6	to	16
Total adjustments	—			3			(29)			36	to	46
Non-GAAP	$620	to	$660	$322	to	$350	$262	to	$268	$45	to	$62
As a % of revenue (GAAP)				51.5%	to	52.5%	46.9%	to	45.0%	1.5%	to	2.4%
As a % of revenue (Non-GAAP)				51.9%	to	52.9%	42.3%	to	40.6%	7.3%	to	9.4%
Diluted net income per share:
GAAP										$0.08	to	$0.13
Non-GAAP										$0.38	to	$0.52
Shares used in per share calculation:
GAAP and Non-GAAP										119.2
(1) Components may not sum to total due to rounding.

Harmonic Inc.
Adjusted EBITDA Reconciliation on Financial Guidance (Unaudited)(1)
(In millions)

	Q3 2023 Financial Guidance			2023 Financial Guidance
Net income (loss) - GAAP	$(4)	to	$(2)	$9	to	$16
Provision for income taxes	(9)		(3)	18		33
Interest expense, net	1		1	3		3
Depreciation	3		3	12		12
EBITDA	$(9)	to	$(1)	$42	to	$64

Adjustments
Stock-based compensation	8		8	28		28
Restructuring and related charges	1		1	2		2
Non-recurring advisory fees	—		—	2		2
Gain on sale of equity investment	—		—	(3)		(3)
Adjusted EBITDA	$—	to	$8	$71	to	$93
(1) Components may not sum to total due to rounding.